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                                                                   EXHIBIT 10.11


                            THIRD AMENDMENT TO LEASE
                    1102 COLUMBIA STREET, SEATTLE, WASHINGTON

     THIS THIRD AMENDMENT TO LEASE 1102 COLUMBIA STREET, SEATTLE, WASHINGTON ("Third Amendment"), dated as of November 1, 1998, is entered into by and between CORIXA CORPORATION, a Delaware corporation ("Tenant"), and ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation formerly known as Health Science Properties, Inc. ("Landlord").

     WHEREAS, Landlord and Tenant are parties to that certain Lease, dated as of May 31, 1996 (the "Original Lease"), as amended by that certain First Amendment to Lease 1102 Columbia Street, Seattle, Washington, dated as of January 16, 1997 (the "First Amendment"), and as further amended by that certain Second Amendment to Lease 1102 Columbia Street, Seattle, Washington, dated as of June 30, 1997 (as amended, the "Lease"), pursuant to which Tenant leases from Landlord those certain premises commonly known as Suite 470 in the building located at 1102 Columbia Street, Seattle, Washington, commonly known as the Eklind Hall Building, all as more particularly described in the Lease. All capitalized terms used but not otherwise defined herein shall have the meaning given them in the Lease;

     WHEREAS, Landlord and Tenant now desire to further amend the Lease on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants contained herein, Landlord and Tenant hereby agree as follows:

     1. For the period commencing on June 1, 1998, and ending on the Term Expiration Date, the "Demised Premises" shall consist of, in addition to Suite 470 as more particularly described in the Lease, those certain premises more commonly known as Suite 407 in the building located at 1102 Columbia Street, Seattle, Washington, commonly known as the Eklind Hall Building (the "Additional Premises"), the site plan of which Additional Premises is attached hereto as Exhibit "G". From and after June 1, 1998, all references in the Lease to the Demised Premises shall mean and include the Additional Premises.

     2. Tenant and Landlord hereby acknowledge and agree that the Additional Premises comprise 497 rentable square feet.

     3.   The Lease is hereby amended as follows:

          (a) the second line of Section 2.1.2 of the Original Lease shall be amended by replacing "470" with "407 and 470";

          (b) the second fine of Section 2.1.3(a) of the Original Lease shall be amended by replacing "Suite 470" with "Suites 407 and 470" and by replacing "1232 s.f." with "1729 s.f.";

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          (c)  the second fine of Section 2.1.4 of the Original Lease shall be amended by increasing the Monthly Rental Installment to Two Thousand Six Hundred Fifty-Six Dollars and 52/100 ($2,656.52);

          (d) the second fine of Section 2.1.5 of the Original Lease shall be amended by replacing "2.66%" with "3.73%"; and

          (e) the second line of Section 4 of the Original Lease shall be amended by replacing "One Thousand Eight Hundred Twenty Dollars ($1,820.00)" with "Two Thousand Six Hundred Fifty-Six and 52/100 Dollars ($2,656.52)".

          (f) Section 2.1.6 of the Original Lease, as amended pursuant to the First Amendment, is further amended by replacing "September 27, 1998" with November 30, 1998."

     4. From and after the date hereof, all references in the Lease (or any part thereof) in this Third Amendment shall mean and include the Lease as amended hereby.

     5. This Third Amendment shall be deemed to have been executed and delivered within the State of Washington, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by the laws of the state of Washington.

     6. This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may only be amended by an agreement in writing, signed by the parties hereto.

     7. This Third Amendment is binding upon, and shall inure to the benefit of, the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

     8. Each party has cooperated in the drafting and preparation of this Third Amendment. Hence, in any construction to be made of this Third Amendment, the same shall not be construed against any party.

     9. Each term of this Third Amendment is contractual and not merely a recital.

     10. This Third Amendment may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Third Amendment, which shall be binding upon and effective as to all parties.

     11. The unenforceability of a portion of this Third Amendment shall not affect the enforceability of the remainder of this Third Amendment.

     12. The parties hereto will execute all such further and additional documents as shall be reasonable, convenient, necessary or desirable to carry out the provisions of this Third Amendment.

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     13. Except as hereby amended in this Third Amendment, the terms and conditions of the Lease shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

                                        LANDLORD

                                        ALEXANDRIA REAL ESTATE EQUITIES, INC., a
                                        Maryland corporation

                                        By: /s/ Lynne Anne Shapiro
                                           -------------------------------------
                                           Name: Lynne Anne Shapiro
                                                --------------------------------
                                           Its: General Counsel
                                                --------------------------------


                                        TENANT

                                        CORIXA CORPORATION, a Delaware
                                        corporation


                                        By: /s/ Michelle Burris
                                           -------------------------------------
                                           Name: Michelle Burris
                                                --------------------------------
                                           Its: Vice President & CFO
                                                --------------------------------

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